UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.       )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Nutex Health Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Get informed before you vote View the Notice of Proxy Statement, Annual Report,1234567890123456789012345678901234567890, 123456789012345678 9012345678901234567890, 1234567890123456789012345678901234567890, 12345678901234567890123456789012345 67890 online OR you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # FLASHID-JOB# Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# XXXX XXXX XXXX XXXX NUTEX HEALTH INC. 2024 Annual Meeting Vote by June 16, 2024 11:59 PM ET NUTEX HEALTH INC. c/o Transfer Online, Inc. 512 SE Salmon St. Portland, OR 97214 You invested in NUTEX HEALTH INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2024. View the Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 03, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person or Virtually at the Meeting* June 17, 2024 10:00 AM CDT via internet www.virtualshareholdermeeting.com/NUTX2024 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends FLASHID-JOB# Control # XXXX XXXX XXXX XXXX THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 SHARE CLASSES REPRESENTED FOR VOTING This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 01 Thomas T. Vo 04 Cheryl Grenas 07 Kelvin Spears 02 Warren Hosseinion 05 Michael L. Reed 03 Mitchell Creem 06 Scott J. Saunders For 2 To vote in an advisory capacity concerning the Company's executive compensation. For 3 To approve a Charter amendment to effect a reverse stock split of outstanding shares of common stock at a split ratio of between 1-for-2 and 1-for-16 in the Board's sole discretion within one year of this annual meeting. For 4 To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.